EXHIBIT 10.11
                                                    -------------

                        EIGHTH AMENDMENT
                         UAL CORPORATION
                  EMPLOYEE STOCK OWNERSHIP PLAN
                 (Effective as of July 12, 1994)

          By virtue and in exercise of the amending power

reserved to UAL Corporation (the "Company") under Section 13.1(a)

of the UAL Corporation Employee Stock Ownership Plan (effective as of July 12, 1994) (the "Plan"), which amending power

thereunder is subject to the approval of the Air Line Pilots

Association International ("ALPA") and the International

Association of Machinists and Aerospace Workers (the "IAM"), the

Company hereby amends the Plan, subject to the approval of ALPA and the IAM, as follows, effective January 1, 1999.



          1.   The Preamble to the Plan is amended by adding the following to the end of the second paragraph after the heading

"Transaction":



     "The allocations to the Management and Salaried Employee

     Group shall take into account the agreement of the Company and the IAM concerning Public Contact Employees

     (collectively, the "Public Contact Employees").  Through

     1998, these employees participated in the Plan (under its

     generally-applicable provisions) as members of the

     Management and Salaried Employee Group.  In each of the

     years 1999 and 2000 they will continue to participate as

     members of the Management and Salaried Employee Group,

     notwithstanding the fact that the IAM represents them

     starting in 1999."



          2.   The Preamble to the Plan is amended by adding the following to the end of the first paragraph after the heading "Part B:

Voting Preferred Stock":



     "For Plan Years beginning on and after January 1, 1999,

     Voting Preferred Stock allocated to the Public Contact

     Employees for post-1998 participation and all Voting

     Preferred Stock allocated to the Public Contact Employees

     with respect to dividends deemed paid on Class 2 Non-Voting

     Preferred Stock shall be Class M.  Voting Preferred Stock

     allocated to the Public Contact Employees with respect to

     dividends actually paid on Class 1 Non-Voting Preferred

     Stock which had been allocated for Plan Years before 1999

     shall be Class S."



          3.   Section 1(s)(i) is amended by adding the following to the

end of the section:



     "Public Contact Employees shall be Eligible Employees,

     although they became covered by a collective bargaining

     agreement during 1999."



          4.   Section 1(s)(iii) is amended by adding the following to the end of the section:



     "Public Contact Employees shall be Eligible Employees,

     notwithstanding the changes to their Compensation as a

     result of the collective bargaining agreement which became effective during 1999."



          5.   Section 1(gg) is amended by adding the following to the end of the section:



     "Public Contact Employees will continue to participate as

     members of the Management and Salaried Employee Group,

     despite the fact that they are represented by the IAM."



          6.   Section 5.4(c)(i) is amended by adding the following to the end of the section:



     "For Plan Years beginning on or after January 1, 1999,

     except as specified below, the appropriate class of Voting

     Preferred Stock for the Public Contact Employees shall be

     Class M, notwithstanding the membership of such Participants in the Management and Salaried Employee Group.  Accordingly,

     except as specified below, all contributions and allocations of Voting Preferred Stock for such Participants for 1999 and subsequent years shall be of Class M.  However, with respect to shares of Voting Preferred Stock contributed or allocated on account of dividends actually paid with respect to shares which had been allocated to such employees for Plan Years

     commencing prior to  January 1, 1999, the appropriate class of Voting Preferred Stock shall be Class S."



          7.   Section 5.4(d) is amended by adding the following to the end of the section:



     "Pursuant to an agreement between the Company and the IAM,

     the Public Contact Employees will continue to participate in the Plan as members of the Management and Salaried Employee

     Group.  The Accounts maintained for such Participants for

     1999 and subsequent years shall reflect their membership in the IAM for such years.  The shares allocated to such

     Participants for 1999 and subsequent years shall be made

     with the shares reserved for allocation to the members of

     the Management and Salaried Employee Group, rather than with the shares reserved for allocation to the members of the IAM

     Employee Group."




          IN WITNESS WHEREOF, the Company has caused this Eighth

Amendment to be executed on November 10, 1999.



                                   UAL CORPORATION



                                   /s/ Douglas A. Hacker
                                   ---------------------
                                   Executive Vice President & Chief
                                   Financial Officer


                                   APPROVED BY:

                                   AIR LINE PILOTS ASSOCIATION,
                                   INTERNATIONAL



                                   /s/ Michael Glawe
                                   -----------------




                                   /s/ Duane Woerth
                                   ----------------


                                   INTERNATIONAL ASSOCIATION
                                   OF MACHINISTS AND
                                   AEROSPACE WORKERS



                                   /s/ Kenneth W. Thiede
                                   ---------------------